Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use of our report for the years ended June 30, 2005 , dated October 13, 2005, in the Form 10-KSB for The American Energy Group, Ltd.

Chisholm, Bierwolf & Nilson
Bountiful, Utah
/s/ October 13, 2005